UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

          Date of Report (Date of earliest event reported): May 5, 2005

                             CARSUNLIMITED.COM, INC.
             (Exact name of registrant as specified in its charter)


           Nevada                     000-28195               11-3535204
---------------------------    -----------------------  ----------------------
(State or other Jurisdiction   (Commission File Number) (IRS Employer ID No.)
     of Incorporation)

                         444 Madison Avenue, 18th Floor
                            New York, New York 10022
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (212) 308-2233

          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.   OTHER EVENTS.

On May 5, 2005, Carsunlimited.com, Inc. (the "Company") issued a press release announcing that the letter of intent to acquire Sea Change Group, LLC, a privately held New York limited liability company, had been terminated.

ITEM 9.01.   FINANCIAL STATEMENTS AND EXHIBITS.

         (c) Exhibits.

                  99.1     Press release dated May 5, 2005.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  May 5, 2005

                                                CARSUNLIMITED.COM, INC.


                                                By: /s/ Daniel Myers
                                                  ----------------------------
                                                Daniel Myers
                                                Chief Executive Officer,
                                                President and Secretary